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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 West Loop South, Suite 500

Houston, Texas 77027

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

        CFR 240.14d-2 (b))

[ ]     Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

      CFR 240.13e-4 (c))

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Item 8.01.      Other Events.

On May 11, 2009, Integrated Electrical Services, Inc. (the “Company”) issued a press release announcing that the filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2009 (the “10-Q”) with the Securities & Exchange Commission (the “SEC”) will be delayed beyond the prescribed filing date. The Company has filed with the SEC a Notification of Late Filing on Form 12b-25.

The press release disclosed that the Company requires additional time to complete verification and reconciliation of certain financial information required in the Form 10-Q as well as certain non-cash charges related to the correction of prior period accounting errors. The Company stated in the press release that, upon completion of a review, it will evaluate the cumulative effect of all errors to determine if a restatement of the prior period financial statements is necessary. If no restatement is necessary, the Company stated that it will file the Form 10-Q within the prescribed five day extension period.

A copy of the press release announcing the filing of the Form 12b-25 is filed herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release issued by Integrated Electrical Services, Inc. on May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: May 12, 2009                               /s/ William L. Fiedler

                                                              William L. Fiedler

                                                              Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release issued by Integrated Electrical Services, Inc. on May 11, 2009.